UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2017

ENERGY TRANSFER, LP

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive office) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As described further under Item 5.03 below, on April 28, 2017, the registrant, Energy Transfer Partners, L.P., changed its name to “Energy Transfer, LP” (the “ETP Name Change”). Immediately following the ETP Name Change on April 28, 2017, SXL changed its name to “Energy Transfer Partners, L.P.” References herein to “Old ETP” refer to Energy Transfer Partners, L.P. prior to the ETP Name Change and Energy Transfer, LP following the ETP Name Change.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 28, 2017, Old ETP completed its merger with and into SXL Acquisition Sub LP, a Delaware limited partnership (“SXL Merger Sub LP”), a wholly owned subsidiary of Sunoco Logistics Partners L.P., a Delaware limited partnership (the “Partnership”), with Old ETP surviving the merger (the “Merger”), and the merger of Sunoco Partners LLC, a Pennsylvania limited liability company and the general partner of the Partnership (“SXL GP”), with and into Energy Transfer Partners GP, L.P., a Delaware limited partnership (“ETP GP”), with ETP GP surviving as the new general partner of the Partnership (the “GP Merger” and, together with the Merger, the “Mergers”), pursuant to that certain Agreement and Plan of Merger, dated as of November 20, 2016, as amended by Amendment No. 1 (“Amendment No. 1”) thereto, dated as of December 16, 2016 (as so amended and as may be further amended from time to time, the “Merger Agreement”), by and among the Partnership, SXL GP, SXL Acquisition Sub LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“SXL Merger”), SXL Merger Sub LP, Old ETP, ETP GP, the general partner of Old ETP, and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P., a Delaware limited partnership (“ETE”).

At the effective time of the Merger (the “Effective Time”), each common unit representing a limited partner interest in Old ETP (each, a “Common Unit”) issued and outstanding or deemed issued and outstanding as of immediately prior to the Effective Time converted into the right to receive 1.50 (the “Exchange Ratio”) common units representing limited partner interests in the Partnership (the “Partnership Common Units”) (the “Merger Consideration”). Each Class E Unit of Old ETP, each Class G Unit of Old ETP, each Class I Unit of Old ETP and each Class K Unit of Old ETP, if any, issued and outstanding or deemed issued and outstanding as of immediately prior to the Effective Time converted into the right to receive a corresponding unit in the Partnership with the same rights, preferences, privileges, powers, duties and obligations as such existing Old ETP unit had immediately prior to the Effective Time (collectively, the “Other New Partnership Units”). The corresponding units in the Partnership will be issued pursuant to the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership (the “New Partnership Agreement”), which was executed at the Effective Time.

Each award of restricted units to acquire Common Units granted under any Old ETP equity plan (collectively, the “Old ETP Restricted Units”) issued and outstanding immediately prior to the Effective Time automatically converted, at the Effective Time, into the right to receive an award of restricted units to acquire the Partnership Common Units (“Converted Restricted Unit Award”) on the same terms and conditions as were applicable to the corresponding award of Old ETP Restricted Units, except that the Converted Restricted Unit Award will be equal to the number of Common Units subject to the corresponding award of Old ETP Restricted Units multiplied by the Exchange Ratio.

Each award of cash units granted under Old ETP’s Long-Term Incentive Cash Restricted Unit Plan (collectively, the “Old ETP Cash Units”) issued and outstanding immediately prior to the Effective Time automatically converted, at the Effective Time, into the right to receive an award of restricted cash units relating to the Partnership Common Units on the same terms and conditions as were applicable to the corresponding award of Old ETP Cash Units, except that the number of notional units that upon vesting entitles the holder to receive an amount of cash equal to the fair market value of a Partnership Common Unit shall be equal to the number of notional Common Units related to the corresponding award of Old ETP Cash Units multiplied by the Exchange Ratio.

The foregoing description of the Merger Agreement and the Mergers does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on November 21, 2016, and Amendment No. 1 thereto, a copy of which is attached as Exhibit 2.2 to Old ETP’s Current Report on Form 8-K filed on December 21, 2016, each of which is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Merger, the New York Stock Exchange (the “NYSE”) was notified that each outstanding Old ETP common unit was converted pursuant to the Merger into the right to receive the Merger Consideration, subject to the terms and conditions of the Merger Agreement. Old ETP requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to the delisting of Old ETP’s common units. Old ETP’s common units were delisted and removed from trading on the NYSE on April 28, 2017.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth under Item 2.01 and Item 3.01 is incorporated into this Item 3.03 by reference.

Item 5.01 Changes in Control of Registrant.

The information set forth under Item 2.01 under the heading “The Merger” is incorporated into this Item 5.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, ETP GP transferred all of its general partner interest in Old ETP to SXL Merger Sub, and SXL Merger Sub assumed the rights and duties of the general partner of Old ETP (the “GP Interest Transfer”). As a result of the GP Interest Transfer, the directors and officers of ETP GP will no longer be directors of the general partner of Old ETP. The directors of SXL Merger Sub are Kelcy L. Warren (Chairman), Ted Collins, Jr., Michael K. Grimm, Matthew S. Ramsey, Marshall S. McCrea, III and David K. Skidmore, all of whom were directors at ETP GP prior to the GP Interest Transfer. The principal officers of SXL Acquisition Sub are: (i) Kelcy L. Warren, Chief Executive Officer, (ii) Marshall S. (Mackie) McCrea, III, Chief Commercial Officer, (iii) Matthew S. Ramsey, President and Chief Operating Officer, (iv) Thomas E. Long, Chief Financial Officer, (v) A. Troy Sturrock, Senior Vice President and Controller and (vi) Mike Hennigan, President—Crude, NGL and Refined Products. All of these principal officers were previously principal officers at ETP GP prior to the GP Interest Transfer except for Mr. Hennigan, who was the previous President and Chief Executive Officer of SXL GP prior to the Mergers.

Mr. Hennigan is the President—Crude, NGL and Refined Products of the New General Partner. Mr. Hennigan previously served on the board of directors of SXL GP since April 2010. He was elected President and Chief Executive Officer of SXL GP, effective March 1, 2012 and served until April 28, 2017. Prior to that, he was President and Chief Operating Officer of SXL GP from July 2010 until March 2012. From May 2009 until July 2010, Mr. Hennigan served as Vice President, Business Development of SXL GP. Prior to joining SXL GP, he was employed in the following positions at Sunoco: Senior Vice President, Business Improvement from October 2008 to May 2009; and Senior Vice President, Supply, Trading, Sales and Transportation from February 2006 to October 2008.

Item 5.03 Amendments to Articles of Incorporate or Bylaws; Changes in Fiscal Year.

On April 27, 2017, Old ETP’s Certificate of Limited Partnership was amended (the “First Certificate of Amendment”) to, among other things, change the name of the general partner to Energy Transfer Partners GP, L.P.

On April 28, 2017, Old ETP’s Certificate of Limited Partnership was amended (the “Second Certificate of Amendment”) to, among other things, (i) admit SXL Merger Sub as general partner of Old ETP and (ii) change the name of Old ETP to Energy Transfer, LP.

Copies of the Certificates of Amendment are filed with this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2 and is incorporated by reference, and the foregoing description of the Certificates of Amendment is qualified in its entirety by reference thereto.

Item 7.01 Regulation FD.

On April 28, 2017, Old ETP and SXL issued a joint press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control. An extensive list of factors that can affect future results are discussed in Old ETP’s Annual Report on Form 10-K for the year ended December 31, 2016 and other documents filed by Old ETP from time to time with the SEC. Old ETP undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of November 20, 2016, by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Sunoco Logistics Partners L.P., Sunoco Partners LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Old ETP filed with the SEC on November 21, 2016)

2.2*	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 16, 2016, by and among Sunoco Logistics Partners L.P., Sunoco Partners LLC, SXL Acquisition Sub LLC, SXL Acquisition Sub LP, Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., ETP Acquisition Sub, LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of Old ETP filed on December 21, 2016).

3.1	Certificate of Amendment of Certificate of Limited Partnership of Energy Transfer Partners, L.P.

3.2	Certificate of Amendment of Certificate of Limited Partnership of Energy Transfer Partners, L.P.

99.1	Press Release dated April 28, 2017.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER, LP

	By:	SXL Acquisition Sub LLC, its general partner

Date: April 28, 2017	By:	/s/ Thomas E. Long
		Name:	Thomas E Long
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of November 20, 2016, by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Sunoco Logistics Partners L.P., Sunoco Partners LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Old ETP filed with the SEC on November 21, 2016)

2.2*	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 16, 2016, by and among Sunoco Logistics Partners L.P., Sunoco Partners LLC, SXL Acquisition Sub LLC, SXL Acquisition Sub LP, Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., ETP Acquisition Sub, LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of Old ETP filed on December 21, 2016).

3.1	Certificate of Amendment of Certificate of Limited Partnership of Energy Transfer Partners, L.P.

3.2	Certificate of Amendment of Certificate of Limited Partnership of Energy Transfer Partners, L.P.

99.1	Press Release dated April 28, 2017.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.